UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of Earliest Event Reported):  January 30, 2009

                   SOUTHWEST GEORGIA FINANCIAL CORPORATION
            (Exact name of Registrant as Specified in its Charter)


           Georgia                       001-12053              58-1392259
(State or other Jurisdiction of   (Commission File Number)     (IRS Employer
Incorporation or Organization)                              Identification No.)

         201 First Street, S.E.
           Moultrie, Georgia                                  31768
 (Address of principal executive offices)                   (Zip Code)


      Registrant's telephone number, including area code:  (229) 985-1120

                                Not Applicable
         (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act.

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.














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ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION


On January 30, 2009 Southwest Georgia Financial Corporation issued a press release announcing its financial results for the fourth quarter period ended December 31, 2008. A copy of the press release is furnished as Exhibit 99.1 and is incorporated herein by reference.


ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS


(c)  Exhibits:

     The following exhibit is furnished with this report.

Exhibit 99.1: Southwest Georgia Financial Corporation's press release dated January 30, 2009.


                                  SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       SOUTHWEST GEORGIA FINANCIAL CORPORATION

                                            /s/George R. Kirkland
                                            -----------------------------------
                                       By:  George R. Kirkland
                                            Senior Vice President and Treasurer

                                                      January 30, 2009
                                            -----------------------------------
                                                            Date



EXHIBIT INDEX

Exhibit No.                                 Description

   99.1                         Press Release dated January 30, 2009